February 4, 1997


Report to Fellow Shareholders:

      It is a pleasure to report that Nicholas Fund had a good calendar year in 1996. Total return to shareholders was 19.78% with distributions reinvested. While this result was below the performance of the S&P 500 (large companies), it exceeded the results of the Russell 2000 results (small companies). Nicholas Fund tends to own stocks in both categories. Outstanding upward moves in bank, finance, insurance and health care equities were largely responsible for the year's return. As is our custom, we are fully invested with 4.4% in cash.

      More of the same, and it's great -- a modestly growing economy, quiescent inflation and a reasonable interest rate environment continue in place. Company earnings are strong for the most part. Add to this scene the tremendous net inflows of cash into stock mutual funds which in turn have invested in the market, thereby helping to cause "very high" equity valuations. Moreover, the rising use of indexing has resulted in large company stocks outperforming small company stocks. This could prove dangerous for the market indexes in 1997, especially in view of the fact that the S&P 500 rose 38% and 23% in 1995 and 1996, respectively. Over long time spans, the S&P has compounded at about 10% annually. Another reason for some caution is the fact that the stock market has not had a 10% correction in over six years. We do not predict market trends, but we do want you to know the facts of the current investment scene.

     Long-term performance of the Fund is shown below for time periods ended December 31, 1996.


                                                       Average Annual Total Return*
                                            -----------------------------------------------------
                                                                                  July 14, 1969**
                                            1 year   5 years   10 years   15 years   27.2 years
                                            ------   -------   --------   --------   ----------
Nicholas Fund (Distributions Reinvested)   +19.78%   +13.45%    +13.99%    +16.54%     +13.59%
Standard & Poor's 500 (Income Reinvested)  +22.95%   +15.20%    +15.28%    +16.78%     +11.88%
Russell 2000 (Income Reinvested)           +16.49%   +15.64%    +12.41%    +13.49%        N/A
Consumer Price Index                        +3.31%    +2.84%     +3.68%     +3.56%      +5.49%
Ending Value of $10,000 invested in
 Nicholas Fund (Distributions Reinvested)  $11,978   $18,793    $37,040    $99,279    $331,098



     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

     **Date   of  initial   public  offering.  Starting time
     period for Standard & Poor's 500 and the Consumer Price
     Index was June 30, 1969.

       In addition to our constant emphasis on investment performance, I want shareholders to know that our administrative staff is continuing to do its job effectively and in an extremely cost-conscious manner. This effort is an important part of achieving good investment results. As most of you know, we are a pure no-load mutual fund with no front or rear-end sales charges and no 12b-1 fees. The total annual expenses (which include management fees) of running Nicholas Fund amounts to about .74% of assets compared to approximately 1.4% for the average domestic stock fund. I am very pleased and proud of the accomplishments of this segment of our operation.

      Management hopes to build on the solid foundation of the past few years via intense research, competent stock selection, larger positions in favored stocks and patience. Please keep in mind that Nicholas Company is consistently attempting to achieve reasonable returns in a low risk, conservative manner. Thank you for being part of the Nicholas Fund.

                         Sincerely,

                         /s/ Albert O. Nicholas   /s/ David O. Nicholas
                         ----------------------   ---------------------
                             Albert O. Nicholas       David O. Nicholas
                             Co-Portfolio Manager     Co-Portfolio Manager


Nicholas Fund, Inc.

TOP TEN PORTFOLIO HOLDINGS
December 31, 1996.

                                                   Percentage of
                                                    Net Assets
                                                   -------------
Federal National Mortgage Association...............   4.21%
Federal Home Loan Mortgage Corporation..............   4.16%
Mercury General Corporation.........................   3.32%
General Motors Corporation - Class H................   3.25%
Tyco International Ltd. ............................   2.61%
Travelers Group, Inc. ..............................   2.47%
SunAmerica, Inc. ...................................   2.45%
Wells Fargo & Company...............................   2.37%
Berkshire Hathaway, Inc. ...........................   2.05%
Circuit City Stores, Inc. ..........................   2.04%

Total of top ten holdings
  as a percent of net assets........................   28.93%

---------------------------------------------------------------

HISTORICAL RECORD

_______________________________________________________________

                                   (ADJUSTED FOR TWO-FOR-ONE STOCK SPLIT JUNE 15, 1979)

                         NET       NET INVESTMENT    CAPITAL GAIN    DOLLAR WEIGHTED    GROWTH OF AN
                     ASSET VALUE       INCOME        DISTRIBUTIONS   PRICE/EARNINGS    INITIAL $10,000
                      PER SHARE      PER SHARE         PER SHARE        RATIO**         INVESTMENT***
                     __________    ______________    _____________   _______________   _______________
July 14, 1969*        $  6.59       $  --              $  --             --              $   10,000
March 31, 1986          35.26        0.5750              0.6100          15.8 times          87,699
March 31, 1987          39.94        0.8820              0.1870          16.3               102,386
March 31, 1988          32.15        1.8400              4.0340          14.1                98,557
March 31, 1989          35.27        1.0250              0.4510          13.2               113,155
March 31, 1990          37.72        0.9240              1.0540          14.9               127,360
March 31, 1991          42.99        0.7900              0.2250          16.9               149,179
March 31, 1992          49.68        0.6790              0.8240          19.4               178,015
March 31, 1993          52.91        0.6790              2.0420          18.5               200,098
March 31, 1994          51.10        0.8175              1.0470          16.7               200,182
March 31, 1995          52.22        0.7070              3.3170          17.2               221,970
March 31, 1996          63.81        0.5650              4.0945          21.0               293,836
December 31, 1996       65.94        0.4190(a)           5.3155(a)       22.3               331,098


  *  Date of Initial Public Offering                    (a) Paid May 22, 1996 to shareholders of record May 16, 1996
 **  Based on latest 12 months accomplished earnings        and December 31, 1996 to shareholders of record December
                                                            26, 1995.
 **  Assuming reinvestment of all distributions


Range in quarter end price/earnings
  ratios since December 31, 1974

    High             Low
--------------   -------------
12/31/96  22.3   3/31/82   8.3